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Exhibit 99.9

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Financial Information

Inverness Medical Innovations, Inc. and Subsidiaries

Headnotes to Unaudited Pro Forma Condensed Combined Financial Statements

        The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not purport to be indicative of the consolidated financial position and the results of operations for future periods or the results that actually would have been realized had Inverness Medical Innovations, Inc. ("Inverness"), its previously acquired businesses, as described below, and the Wampole Division of MedPointe Inc. ("Wampole") been a consolidated company during the specified periods.

        The accompanying unaudited pro forma condensed combined financial statements are based on the audited and unaudited historical consolidated financial statements and the notes thereto of Inverness and the unaudited historical consolidated financial information of Inverness' previously acquired businesses, as described below, and Wampole, after giving effect to each of the acquisitions using the purchase method of accounting and assumptions and adjustments described herein. The historical financial information of the previously acquired businesses included in the accompanying unaudited pro forma condensed combined financial statements are derived from the accounting records of the respective businesses. The historical financial information of Wampole included in the following unaudited pro forma condensed combined financial statements differ from those in the audited financial statements, included elsewhere in this Current Report on Form 8-K, as amended, as a result of a change in year-end by Wampole to conform to Inverness' year-end. Actual operating results of the previously acquired businesses are included in Inverness' historical financial results only from the respective dates of the acquisitions.

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 and six months ended June 30, 2002 assume each of the acquisitions, as described below, occurred on January 1, 2001. The unaudited pro forma condensed combined balance sheet as of June 30, 2002 assumes the acquisition of Wampole occurred on June 30, 2002.

        On December 20, 2001, Inverness acquired the Unipath Division of Unilever Plc (the "Unipath business"). The aggregate purchase price of the Unipath business was estimated at approximately $160,696,000, which consisted of $149,329,000 in cash, $2,911,000 in estimated costs to exit certain activities of the Unipath business, primarily severance costs, $3,685,000 representing the assumption of the portion of Unilever Plc's unfunded pension liability for the benefit of the Unipath employees and $4,771,000 in estimated direct acquisition costs.

        On March 19, 2002, Inverness acquired IVC Industries, Inc. ("IVC"). The aggregate purchase price of IVC is estimated at approximately $27,208,000, which consists of $5,619,000 in cash, the assumption of fully-vested options to purchase an aggregate of 115,744 shares of Inverness common stock with an aggregate fair value of $1,299,000, approximately $1,512,000 in estimated costs to exit certain activities of IVC, primarily severance costs, $17,359,000 in assumed debt and approximately $1,419,000 in estimated direct acquisition costs.

        On September 20, 2002, Inverness acquired Wampole. The aggregate purchase price of the Wampole business is estimated at approximately $71,500,000, which consists of $70,000,000 in cash and approximately $1,500,000 in estimated direct acquisition costs.

        The allocation of the Unipath purchase price to the fair value of the assets acquired and liabilities assumed was based upon the results of an independent appraisal of the fair value of the assets of the Unipath business. The allocation of the estimated IVC purchase price to the fair value of the assets acquired and liabilities assumed was based upon the tentative results of an independent appraisal of the fair value of the assets of IVC. The estimated purchase price of the Wampole business was allocated to the estimated fair value of the assets acquired and liabilities assumed based on the balance sheet at June 30, 2002. The preliminary purchase price allocations of the Wampole business included in the following unaudited pro forma condensed combined financial statements are based upon estimates made by management and will be revised upon completion of an independent appraisal.

Inverness Medical Innovations, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2001
(in thousands, except per share data)

	Historical		Pro Forma			Historical	Pro Forma			Historical	Pro Forma
	Inverness	(a) Unipath	Unipath Adjustments		Subtotal	IVC	IVC Adjustments		Subtotal	Wampole	Wampole Adjustments		Combined Company
	(audited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)		(unaudited)
Net product sales	$49,385	$90,901	$—		$140,286	$61,605 (g)	$—		$201,891	$48,021	$—		$249,912
License revenue	—	10,928	—		10,928	—	—		10,928	393	—		11,321

Net revenue	49,385	101,829	—		151,214	61,605	—		212,819	48,414	—		261,233
Cost of sales	25,821	31,378	2,816	(b)	60,015	54,699	—		114,714	27,918	41	(b)	142,673

Gross profit	23,564	70,451	(2,816)		91,199	6,906	—		98,105	20,496	(41)		118,560
Operating expenses:
Purchased in-process research and development	6,980	—	(6,980	)(c)	—	—	—		—	—	—		—
Research and development	1,810	10,255	—		12,065	—	—		12,065	563	—		12,628
Selling and marketing	10,976	35,602	—		46,578	8,019 (g)	—		54,597	8,220	—		62,817
General and administrative	11,814	16,641	211	(d)	28,968	4,967	—		33,935	3,840	225	(e)	39,740
			302	(e)							1,740	(j)
Stock-based compensation	10,441	—	—		10,441	—	—		10,441	—	—		10,441

Total operating expenses	42,021	62,498	(6,467)		98,052	12,986	—		111,038	12,623	1,965		125,626
Operating (loss) income	(18,457)	7,953	3,651		(6,853)	(6,080)	—		(12,933)	7,873	(2,006)		(7,066)
Interest expense, including amortization of original issue discount and beneficial conversion feature	(1,855)	(121)	(7,004	)(f)	(8,980)	(2,498)	234	(h)	(11,244)	—	(3,230	)(k)	(14,474)
Interest income and other (expense) income, net	(2,016)	247	—		(1,769)	4,523	—		2,754	—	—		2,754

(Loss) income from continuing operations before income taxes	(22,328)	8,079	(3,353)		(17,602)	(4,055)	234		(21,423)	7,873	(5,236)		(18,786)
Income tax provision (benefit)	2,134	4,899	—		7,033	(1,332)	1,332	(i)	7,033	3,092	(2,384	)(i)	7,741

(Loss) income from continuing operations	$(24,462)	$3,180	$(3,353)		$(24,635)	$(2,723)	$(1,098)		$(28,456)	$4,781	$(2,852)		$(26,527)

Loss per common share—basic and diluted:
Loss from continuting operations	$(3.84)				$(3.87)				$(4.47)				$(4.17)

Weighted average shares—basic and diluted	6,368				6,368				6,368				6,368

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2002

(in thousands, except per share data)

	Historical		Pro Forma			Historical	Pro Forma
	Inverness	(l) IVC	IVC Adjustments		Subtotal	Wampole	Wampole Adjustments		Combined Company
	(unaudited)	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)		(unaudited)
Net product sales	$86,975	$10,446	$—		$97,421	$23,956	$—		$121,377
License revenue	1,981	—	—		1,981	589	—		2,570

Net revenue	88,956	10,446	—		99,402	24,545	—		123,947
Cost of sales	48,548	8,572	—		57,120	14,340	(322	)(b)	71,138

Gross profit	40,408	1,874	—		42,282	10,205	322		52,809
Operating expenses:
Research and development	6,942	—	—		6,942	238	—		7,180
Selling and marketing	19,541	1,555	—		21,096	4,246	—		25,342
General and administrative	13,843	1,583	—		15,426	1,686	113	(e)	18,095
							870	(j)
Charge related to asset impairment	12,682	—	—		12,682	—	—		12,682
Stock-based compensation	10,169	—	—		10,169	—	—		10,169

Total operating expenses	63,177	3,138	—		66,315	6,170	983		73,468
Operating (loss) income	(22,769)	(1,264)	—		(24,033)	4,035	(661)		(20,659)
Interest expense, including amortization of original issue discount and beneficial conversion feature	(5,501)	(372)	58	(h)	(5,815)	—	(1,615	)(k)	(7,430)
Interest income and other (expense) income, net	(1,077)	(31)	—		(1,108)	—	—		(1,108)

(Loss) income from continuing operations before income taxes	(29,347)	(1,667)	58		(30,956)	4,035	(2,276)		(29,197)
Income tax provision (benefit)	1,156	(70)	70	(i)	1,156	1,614	(1,251	)(i)	1,519

(Loss) income from continuing operations	$(30,503)	$(1,597)	$(12)		$(32,112)	$2,421	$(1,025)		$(30,716)

Loss from continuing operations available to common stockholders	$(34,305)				$(35,914)				$(34,518)

Loss per common share—basic and diluted:
Loss from continuting operations	$(4.40)				$(4.61)				$(4.43)

Weighted average shares—basic and diluted	7,788				7,788				7,788

The accompany notes are an integral part of these unaudited pro forma condensed combined financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

        The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 and the six months ended June 30, 2002 have been prepared by combining the historical results of Inverness, the Unipath business, IVC and Wampole for the respective periods and reflect the following pro forma adjustments:

  (a)
  The Unipath historical amounts represent its financial results for the period from January 1, 2001 to December 19, 2001. Since the date of its acquisition by Inverness, December 20, 2001, Unipath's financial results are included in Inverness' historical results.

  (b)
  Reflects the amortization expense or adjustment to amortization expense included in the historical amounts on acquired intangible assets, i.e., license agreements and patents, in connection with the acquisitions of the Unipath business and Wampole, respectively. No amortization expense was recorded on acquired goodwill and other intangible assets with indefinite lives in accordance with Statement of financial Accounting Standards No. 142, Goodwill and Other Intangible Assets. The estimated fair value of acquired intangible assets with estimated useful lives is as follows:

	Unipath*	Estimated Life	Wampole**	Estimated Life
Trademarks	$25,699,000	Indefinite	$—	N/A
Tradename	—	N/A	3,100,000	Indefinite
Core technology & patents	20,072,000	13 years	3,500,000	13 years
License agreement	8,903,000	7 years	—	N/A
Supplier agreements	—	N/A	26,100,000	15 years
In-process research & development	6,980,000	N/A	—	N/A
Goodwill	72,339,000	Indefinite	24,366,000	Indefinite

Total intangible	$133,993,000		$57,066,000

    *
    Fair values of the Unipath intangibles are based on an independent appraisal.

    **
    Fair values of the Wampole intangibles are based on management's estimates. Final fair values will be adjusted based on an independent appraisal.

  (c)
  Represents the reversal of the nonrecurring charge to operations for the fair value allocated to in-process research and development projects.

  (d)
  Represents additional rent expense, on a straight-line basis, due to remeasurement of the acquired lease in accordance with Financial Accounting Standards Board Interpretation No. 21, Accounting for Leases in a Business Combination.

  (e)
  Represents amortization of deferred financing costs associated with the debt financings obtained to fund the acquisitions of the Unipath business or Wampole.

  (f)
  Represents interest expense associated with the debt financings to fund the acquisition of the Unipath business, including related amortization of original issue discount and beneficial conversion feature. Approximately $82,500,000 in debt financings were raised from private investors and a financial institution.

  (g)
  IVC's historical net product sales of $61.6 million for 2001 includes a reclassification of certain sales incentive expenditures in the amount of $7.8 million from selling and marketing expenses to net product sales to conform to Inverness' early adoption of Emerging Issues Task Force Issue No. 01-9, Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor's Product).

  (h)
  Represents an adjustment to interest expense as a result of a principal prepayment of $1.5 million upon the IVC acquisition and an amendment to the IVC credit facility.

  (i)
  Represents the reversal of the historical federal income tax benefit or provision of certain acquired entities and businesses to reflect an income tax provision on a combined basis for the full reported period.

  (j)
  Represents amortization of the intangible asset, supplier agreements (see note (b) above), acquired as part of the Wampole acquisition.

  (k)
  Represents interest expense associated with the debt financings to fund the acquisition of Wampole, including related amortization of original issue discount. Approximately $35,000,000 in debt financings were raised from private investors.

  (l)
  The IVC historical amounts represent its financial results for the period from January 1, 2002 to March 18, 2002. Since the date of its acquisition by Inverness, March 19, 2002, IVC's financial results are included in Inverness' historical results.

Inverness Medical Innovations, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2002
(in thousands)

	Historical		Pro Forma
	Inverness	Wampole	Wampole Adjustments		Combined Company
	(unaudited)	(unaudited)	(unaudited)		(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$57,122	$—	$(70,000	)(aa)	$22,122
			35,000	(bb)
Accounts receivable, net of allowances	29,608	9,451	—		39,059
Inventory	29,208	3,388	—		32,596
Deferred income taxes	1,467	440	—		1,907
Prepaid expenses and other current assets	4,999	970	—		5,969

Total current assets	122,404	14,249	(35,000)		101,653
Property, Plant and Equipment, net	43,711	2,013	—		45,724
Goodwill, Trademarks and Other Intangible Assets, net	134,631	41,019	16,047	(cc)	191,697
Deferred Financing Costs and Other Assets, net	3,496	—	1,347	(dd)	4,843

	$304,242	$57,281	$(17,606)		$343,917

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$6,332	$—	$—		$6,332
Accounts payable	23,612	1,269	—		24,881
Accrued expenses and other current liabilities	38,971	559	2,847	(ee)	42,377

Total current liabilities	68,915	1,828	2,847		73,590
LONG-TERM LIABILITIES:
Deferred income taxes	2,150	6,165	(6,165	)(ff)	2,150
Other liabilities	3,149	—	—		3,149
Long-term debt, net of current portion	63,230	—	35,000	(bb)	98,230

Total long-term liabilities	68,529	6,165	28,835		103,529

Series A Redeemable Convertible Preferred Stock	54,834	—	—		54,834

STOCKHOLDERS' EQUITY:
Common stock	11	—	—		11
Additional paid-in capital	195,320	49,288	(49,288)	(gg)	195,320
Notes receivable from stockholders	(14,691)	—	—		(14,691)
Deferred compensation	(18)	—	—		(18)
Accumulated deficit	(72,584)	—	—		(72,584)
Accumulated other comprehensive income	3,926	—	—		3,926

Total stockholders' equity	111,964	49,288	(49,288)		111,964

Total liabilities and stockholders' equity	$304,242	$57,281	$(17,606)		$343,917

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Inverness Medical Innovations, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

        The accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2002 has been prepared by combining the historical balance sheet of Inverness, which includes the Unipath business and IVC, and Wampole as of June 30, 2002 and reflects the following pro forma adjustments:

  (aa)
  Represents cash paid to MedPointe Inc. to acquire Wampole.

  (bb)
  Represents the amount of debt financings obtained from private investors to fund the acquisition of Wampole.

  (cc)
  Represents adjustment to Wampole's intangible assets balance based upon the estimated purchase price allocation. See footnote (b) to the accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

  (dd)
  Represents deferred financing costs associated with the debt financings obtained to fund the acquisition.

  (ee)
  Represents accruals for the deferred financing costs ($1.3 million), as discussed above, and estimated direct acquisition costs ($1.5 million) incurred in connection with the acquisition.

  (ff)
  Represents the elimination of Wampole's deferred tax liability, which would not be assumed by Inverness as this acquisition was an asset purchase.

  (gg)
  Represents the elimination of the equity account of the acquired business.

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Exhibit 99.9
Table of Contents
Headnotes to Unaudited Pro Forma Condensed Combined Financial Statements
Unaudited Pro Forma Condensed Combined Statement of Operations For the Year Ended December 31, 2001
Unaudited Pro Forma Condensed Combined Statement of Operations For the Six Months Ended June 30, 2002 (in thousands, except per share data)
Notes to Unaudited Pro Forma Condensed Combined Statements of Operations
Unaudited Pro Forma Condensed Combined Balance Sheet As of June 30, 2002 (in thousands)
Notes to Unaudited Pro Forma Condensed Combined Balance Sheet